UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

AMMO, Inc.

(Name of registrant as specified in its charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DATE:	JANUARY 11, 2024	**TIME:**	10:00 A.M. MOUNTAINTIME
LOCATION:	https://web.lumiagm.com/296486547		

---BEFORE YOU VOTE ---

HOW TO VIEW OR REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	VIEW MATERIALS ONLINE VIA THE INTERNET:	EMAIL:
CALL 1-619-664-4780	SEND THIS CARD TO 760-452-4423	**HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-POWW/** AND FOLLOW THE ON-SCREEN INSTRUCTIONS.	proxy@wcsti.com INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED ABOVE, BEFORE DECEMBER 20, 2023.

THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS A MORE COMPLETE SET OF PROXY MATERIALS AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING. THE PROXY STATEMENT IS AVAILABLE AT: **HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-POWW/**

---HOW TO VOTE---

VOTE BY INTERNET	TO VOTE BY INTERNET, GO TO **HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-POWW/** BEFORE 11:59 P.M. EASTERN TIME JANUARY 10, 2024 USING THE CONTROL NUMBER SHOWN AT THE UPPER RIGHT CORNER OF THIS NOTICE.
VOTE IN PERSON	IF YOU CHOOSE TO VOTE THESE SHARES IN PERSON AT THE MEETING, YOU MUST REQUESTING A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A VOTING INSTRUCTION FORM.
VOTE BY MAIL	YOU CAN VOTE BY MAIL BY REQUESTING A PAPER COPY OF THE MATERIALS WHICH WILL INCLUDE A VOTING INSTRUCTION FORM.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1. TO ELECT THE NINE (9) DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS
2. TO RATIFY THE APPOINTMENT OF PANNELL KERR FORSTER OF TEXAS, PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; AND
3. To approve the stock incentive plan amendment proposal.

THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON NOVEMBER 15, 2023 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF THE ANNUAL MEETING AND TO VOTE THE SHARES OF OUR COMMON STOCK. THEY HELD ON THAT DATE AT THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' ALL PROPOSALS ABOVE.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD